                                                                    EXHIBIT 10.1

     COMMON STOCK PURCHASE AGREEMENT (the "Agreement") dated as of March 2,
2005, by and among Media Sciences International, Inc., a Delaware corporation
(the "Seller"), and MicroCapital Fund LP, a Delaware limited partnership, and
MicroCapital Fund Ltd., a Cayman Islands corporation (individually a "Purchaser"
and collectively the "Purchasers").

                                  WITNESSETH:

      WHEREAS, the Seller desires to sell to the Purchasers and the Purchasers desire to purchase an aggregate of 500,000 shares of Seller's Common Stock, par value $0.01 per share (the "Common Stock").

      NOW, THEREFORE, in consideration of the mutual promises and representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                          Article I - Purchase and Sale

      1.1 Purchase and Sale. On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 1.3), the Seller will sell, assign, transfer and deliver and Purchasers will purchase an aggregate of 500,000 shares of Seller's Common Stock (the "Shares") (of which
375,000 shares are being purchased by MicroCapital Fund LP and 125,000 shares are being purchased by MicroCapital Fund Ltd.) for the purchase price set forth in Section 1.2.

      1.2 Purchase Price. The aggregate consideration (the "Purchase Price") to be paid by Purchasers for the sale, assignment, transfer and delivery of the
Shares by the Seller to Purchaser as provided herein shall be in the aggregate
One Million Dollars ($1,000,000) paid to the Seller in cash by cashier or bank check or wire transfer of immediately available funds.

      1.3 The Closing. The closing of the transactions contemplated hereby (the
"Closing") shall take place at the offices of Law Offices of Dan Brecher, 99
Park Avenue, 16th Floor, New York, New York, at 10:00 a.m. local time on March
2, 2005 (the "Closing Date"), or such other time, date and place as the parties may agree in writing, provided that all conditions to the Closing have been satisfied or waived in writing.

      1.4 Deliveries.

          (a) Deliveries by the Seller. At the Closing, the Seller shall deliver or cause to be delivered to Purchasers the following:

               (1) Irrevocable instruction letter to the Company's transfer agent, accompanied by an appropriate legal opinion, for the issuance of two common stock certificates evidencing in the aggregate 500,000
          Shares of Common Stock, duly authorized, issued, fully paid and non-assessable, registered in the name of the respective Purchaser;

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               (2) The Registration Rights Agreement, in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), duly executed by the Seller.

               (3) A legal opinion of Law Offices of Dan Brecher ("Seller's
          Counsel"), counsel to the Seller, in form and substance satisfactory to the Purchasers.

               (4) A certificate of the Secretary of the Seller (the
          "Secretary's Certificate"), in form and substance satisfactory to the
          Purchasers, certifying as follows:

                    (i) that attached to the Secretary's Certificate is a true and complete copy of the Certificate of Incorporation of the
               Seller, as amended to date, including all certificates of
               designation and documents or instruments amending or restating the Certificate of Incorporation of the Seller;

                    (ii) that a true copy of the Bylaws of the Seller, as
               amended to the date hereof, is attached to the Secretary's
               Certificate;

                    (iii) that attached thereto are true and complete copies of the resolutions of the Board of Directors of the Seller (A)
               authorizing the execution, delivery and performance of this
               Agreement and the Registration Rights Agreement, instruments and certificates required to be executed by it in connection herewith and approving the consummation of the transactions in the manner contemplated hereby including, but not limited to, the
               authorization and issuance of the Common Stock; and

                    (iv) at the Closing, that the representations and warranties herein are true and complete as of the date thereof, and that there has not occurred any event which has had a Material Adverse
               Effect on the Seller or any Subsidiary;.

          (b) Deliveries by the Purchasers. At the Closing, Purchasers shall deliver or cause to be delivered to the Seller payment of the Purchase
     Price in cash by either (x) wire transfer of immediately available funds to an account designated in writing by Seller prior to the date hereof, or (y)
     bank or cashier's check; (ii) an executed copy of this Agreement; and (iii)
     an executed copy of the Registration Rights Agreement.

              Article II - Representations And Warranties of The Seller

      The Seller represents and warrants to the Purchasers as follows:

      2.1 Existence; Good Standing; Corporate Authority; Compliance With Law.
Seller is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Seller is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other state of the United States in which the character of the properties owned or leased by it or in which the transaction of its

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business makes such qualification necessary, except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the business, results of operations or financial condition of Seller and its subsidiaries taken as a whole (a "Material Adverse Effect. Each of Seller's subsidiaries ("Subsidiaries") is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has the corporate or partnership power and authority to own its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not have a Material Adverse Effect on Seller. Neither Seller nor any
Subsidiary is in violation in any material respect of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, governmental rule or regulation to which Seller or any of its Subsidiaries or any of their respective properties or assets is subject. Seller and its
Subsidiaries have obtained all licenses, permits and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their business as now conducted. The copies of Seller's
Certificate of Incorporation and Bylaws delivered to Purchasers in connection herewith are true and correct.

      2.2 Authorization, Validity and Effect of Agreements. Seller has the
requisite corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder. The consummation by Seller of the transactions contemplated hereby has been duly authorized by all requisite corporate action. This Agreement constitutes, and all agreements and documents contemplated hereby (when executed and delivered pursuant hereto for value received) will constitute, the valid and legally binding obligations of Seller, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors'
rights and general principles of equity.

      2.3 Capitalization. The authorized capital stock of Seller consists of
20,000,000 shares of Common Stock, $0.001 par value ("Seller Common Stock"), and
5,000,000 shares of Preferred Stock, $0.001 par value ("Seller Preferred
Stock"). As of January 8, 2005, there were 10,048,544 shares of Seller's Common
Stock and zero shares of Seller Preferred Stock, issued and outstanding. Seller has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of Seller on any matter, other than outstanding warrants and options (including out-of-the-money warrants and options) to purchase up to 2,263,939 shares of common stock. All issued and outstanding shares of Seller Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

      2.4 Subsidiaries. Seller owns directly or indirectly all of the outstanding shares of capital stock or membership or partnership interests of each of Seller's Subsidiaries. As applicable, each of the outstanding shares of capital stock of each of Seller's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable, and each share or interest is owned, directly or indirectly, by Seller free and clear of all liens, pledges, security interests, claims or other encumbrances other than liens imposed by local law which are not material. The name and

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jurisdiction of incorporation of each Subsidiary of Seller are: Cadapult Graphic
Systems, Inc., a New Jersey corporation; and Media Sciences, Inc., a New Jersey corporation.

      2.5 Other Interests. Except for interests in the Seller Subsidiaries, neither Seller nor any Seller Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or entity (other than investments in short-term investment securities and corporate partnering, development, cooperative marketing and similar undertakings and arrangements entered into in the ordinary course of business).

      2.6 No Violation. Neither the execution and delivery by Seller of this
Agreement, nor the consummation by Seller of the transactions contemplated hereby in accordance with the terms hereof, will: (i) conflict with or result in a breach of any provisions of the Certificate of Incorporation or Bylaws of
Seller; (ii) violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, result in the termination or in a right of termination or cancellation of, accelerate the performance required by, result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties of Seller or its Subsidiaries under, or result in being declared void, voidable, or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any material license, franchise, permit, lease, contract, agreement or other instrument, preemptive right, commitment or obligation to which Seller or any of its Subsidiaries is a party, or by which Seller or any of its
Subsidiaries or any of their respective properties is bound or affected; or
(iii) require any material consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority.

      2.7 SEC Documents. Seller has delivered (incorporated by reference to the
Seller's filings as reported on the SEC's web site) to Purchasers each registration statement, report, proxy statement or information statement prepared and filed with the Securities and Exchange Commission by it since June
30, 2004, including, without limitation, its Annual Report on Form 10-KSB for the year ended June 30, 2004, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "Seller Reports"). As of their respective dates, the Seller Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Act, the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets included in or incorporated by reference into the Seller Reports
(including the related notes and schedules) fairly presents, in all material respects, the consolidated financial position of Seller and its Subsidiaries as of its date, and each of the consolidated statements of income, retained earnings and cash flows included in or incorporated by reference into the Seller
Reports (together with the related notes and schedules) fairly presents, in all material respects, the results of operations, retained earnings or cash flows, as the case may be, of Seller and its Subsidiaries for the periods set forth therein (subject to the lack of footnote disclosure and normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally

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accepted accounting principles consistently applied during the periods involved, except as may be noted therein. Except as and to the extent set forth in the consolidated balance sheet of Seller and its Subsidiaries at June 30, 2004, including all notes thereto, or as set forth in the Seller Reports, neither
Seller nor any of its Subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a balance sheet of Seller or in the notes thereto, prepared in accordance with generally accepted accounting principles consistently applied, except liabilities arising in the ordinary course of business since such date.

      2.8 Litigation. There are no actions, suits or proceedings pending against
Seller or its Subsidiaries or, to the knowledge of Seller, threatened against
Seller or any of its Subsidiaries, at law or in equity, or before or by any federal or state commission, board, bureau, agency or instrumentality, that are reasonably likely to have a Seller Material Adverse Effect.

      2.9 Absence of Certain Changes. Since June 30, 2004, Seller has conducted its business only in the ordinary course of such business, and, other than as set forth in the Seller Reports, there has not been (i) any Seller Material
Adverse Effect; (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to its capital stock; or (iii) any material change in its accounting principles, practices or methods.

      2.10 Taxes. Seller and each of its Subsidiaries (i) have timely filed all material federal, state and foreign tax returns required to be filed by any of them for tax years ended prior to the date of this Agreement or requests for extensions have been timely filed and any such request shall have been granted and not expired, and all such returns are complete in all material respects,
(ii) have paid or accrued all taxes shown to be due and payable on such returns,
(iii) have properly accrued all such taxes for such periods subsequent to the periods covered by such returns, and (iv) have no "open" years for federal income tax returns.

      2.11 Labor Matters. Neither Seller nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization. There is no unfair labor practice or labor arbitration proceeding pending or, to the actual knowledge of the executive officers of Seller, threatened against Seller or its
Subsidiaries relating to their business. To the actual knowledge of the executive officers of Seller, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of Seller or any of its Subsidiaries.

      2.12 Seller Common Stock. The issuance and delivery by Seller of all shares of Seller Common Stock to be issued in connection with this Agreement have been duly and validly authorized by all necessary corporate action on the part of Seller and no shareholder approval is required in connection therewith.
The shares of Seller Common Stock to be issued in connection with this
Agreement, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and issued without violation of any preemptive right of any other person or entity.

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      2.13 No Brokers. Seller has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligations of
Seller to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. Seller is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this
Agreement or the consummation of the transactions contemplated hereby.

        Article III - Representations and Warranties of the Purchasers

      Each Purchaser hereby represents and warrants as follows:

      3.1 Existence and Power. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

      3.2 Authorization. The execution, delivery and performance by the
Purchaser of this Agreement, and the consummation by the Purchaser of the transactions contemplated hereby, have been duly authorized, and no additional action is required for the approval of this Agreement by the Purchaser. This
Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been or, to the extent contemplated hereby, will be duly executed and delivered and constitute valid and binding agreements of the Purchaser, enforceable against the Purchaser in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of their obligations thereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      3.3 Investment. The Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distributing or reselling the same, provided, however, that by making the representation herein, the Purchaser does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act of 1933, as amended ("Securities Act"). The Purchaser is aware that none of the
Shares has been registered under the Securities Act or under applicable state securities or blue sky laws, and that the Shares will bear appropriate restrictive legend. The Purchaser is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

      3.4 Reliance on Exemptions. The Purchaser understands that the Common
Stock is being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

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      3.5 Experience of the Purchaser. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the
Securities, and has so evaluated the merits and risks of such investment. The
Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                      Article IV - Covenants of the Seller

      4.1 Public Announcements. Neither the Purchasers nor the Seller shall (and each such party shall use its reasonable efforts to cause its Subsidiaries, affiliates, directors, officers, employees and authorized representatives not
to), issue any press release, make any public announcement or furnish any written statement to its employees or stockholders generally concerning the transactions contemplated by this Agreement without the consent of the other party (which consent shall not be unreasonably withheld), except to the extent required by applicable law or as otherwise contemplated herein (and in either such case such party shall, to the extent consistent with timely compliance with such requirement, consult with the other party prior to making the required release, announcement or statement).

      4.2 Taxes and Claims. All liabilities for income tax attributable to the sale of the Shares by the Seller to Purchasers pursuant to this Agreement shall be and remain the sole liability of the Seller and Purchasers shall have no responsibility therefor.

      4.3 State Securities Laws. The Seller shall timely prepare and file such applications, consents to service of process and similar documents and take such other steps and perform such further acts with respect to the sale of the Shares under this Agreement as shall be required by the state securities law requirements of the jurisdiction where the Purchasers reside.

      4.4 Further Assurances. The Seller shall, at its cost and expense, upon written request of the Purchasers, duly execute and deliver, or cause to be duly executed and delivered, to the Purchasers such further instruments and do and cause to be done such further acts as may be necessary, advisable or proper, in the reasonable discretion of the Purchasers, to carry out more effectually the provisions and purposes of this Agreement.

                    Article V - Indemnification and Termination

      5.1 Survival of Representations. Except as otherwise provided herein, the representations and warranties of the Seller and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this
Agreement and the Closing Date and shall continue in full force and effect for a period of two (2) years from the Closing; provided, however, that the Seller's warranties and representations under Sections 2.10 (Taxes), 2.4 (Subsidiaries)
and 2.3 (Capitalization), shall survive the Closing Date and continue in full force and effect until the expiration of all applicable statutes of limitation.
The Seller's warranties and representations shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Seller or the Purchasers.

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      5.2 Indemnification. (a) The Seller agrees to indemnify and hold harmless the Purchasers, their affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the performance by the Seller or any Subsidiary of any covenant or agreement made by the Seller or any Subsidiary in this Agreement or in any of the documents contemplated hereby; (ii) any breach of warranty or representation made by the Seller or any Subsidiary in this Agreement or in any of the documents contemplated hereby, and (iii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing.

     (b) The Purchasers agree to indemnify and hold harmless the Seller, its affiliates, each of its officers, directors, employees and agents and their respective successors and assigns, from and against any third party losses, damages, or expenses which are caused by or arise out of (A) any breach or default in the performance by the Purchasers of any covenant or agreement made by the Purchasers in this Agreement or in any of the documents contemplated hereby; (B) any breach of warranty or representation made by the Purchasers in this Agreement or in any of the documents contemplated hereby; and (C) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing, provided, however, that in no event shall Purchasers' liability hereunder exceed the Purchase Price paid by the Purchasers.

     5.3 Indemnity Procedure. (a) A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party or parties claiming indemnity is referred to as the "Indemnified Party".

     (b) An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the
Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) business days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

     (c) Each Indemnified Party shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided the Indemnifying Party acknowledges its obligations to indemnify the Indemnified
Party with respect to the claim and provided further that counsel for the
Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any
Indemnified Party to give notice as provided herein shall not relieve the
Indemnifying Party of its obligations under this Article V

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except to the extent that the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No
Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If the
Indemnifying Party does not assume the defense of any claim or proceeding resulting therefrom, the Indemnified Party may defend against such claim or proceeding as the Indemnified Party may deem appropriate and may settle such claim or proceeding in such manner as the Indemnified Party may deem appropriate, all without prejudice to its right to indemnification hereunder.

     (d) The parties agree to cooperate in defending such third party claims, and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and
the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

     (e) With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the
Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the foregoing, the reasonable fees and disbursements of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party if such fees and disbursements are a liability of the
Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the
Indemnifying Party upon demand by the Indemnified Party.

                          Article VI - Miscellaneous

      6.1 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

      6.2 Fees and Expenses. Each party shall be responsible for the payment of its own fees and expenses relating to the preparation and negotiation of this
Agreement.

      6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via

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facsimile at the facsimile number specified in this Section prior to 5:00 p.m.
(New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:00 p.m. (New York City time) on any business day, or (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal Express. The address for such notices and communications shall be as follows:

If to the Purchasers, to:                  If to the Seller, to:
MicroCapital Fund LP                       Media Sciences International, Inc.
c/o MicroCapital LLC                       8 Allerman Road
201 Post Street, Suite 1001                Oakland, NJ 07436
San Francisco, CA 94108                    Att'n:  Michael W. Levin
Att'n:        Christopher Swenson          Fax No.: 201-677-1440
Fax No.:  415-625-0836

MicroCapital Fund Ltd.                     With a copy to:
c/o MicroCapital LLC                       Law Offices of Dan Brecher
201 Post Street, Suite 1001                99 Park Avenue, 16th Floor
San Francisco, CA 94108                    New York, NY 10016
Att'n:        Christopher Swenson          Att'n:  Dan Brecher, Esq.
Fax No.:  415-625-0836                     Fax No.:  212-808-4155

Unless otherwise stated above, such communications shall be effective when they are received by the addressee thereof in conformity with this Section. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

      6.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the State of New York without reference to the choice of law principles thereof.

      6.5 Successors and Assigns. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties; provided, however, that Purchasers shall be permitted to assign their rights under this Agreement to any affiliate of the Purchasers.

      6.6 Severability. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

      6.7 Entire Agreement. This Agreement and the other agreements and instruments referenced herein constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

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      6.8 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

      6.9 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively)
only by a writing signed by the Seller and the Purchasers. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.
This Agreement may not be amended or supplemented by any party hereto except pursuant to a written amendment executed by the Seller and Purchasers.

      6.10 No Waiver. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

      6.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      6.12 No Third Party Beneficiary. Nothing expressed or implied in this
Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

6.13 Gender, Singular and Plural. The use of any gender shall be construed to include all other genders, unless the context clearly indicates that less than all the genders is intended. The use of the singular or the plural shall include both the singular and the plural unless the context clearly indicates that only the singular or only the plural is intended.

                            [Signature Page Follows]

                                       11

      IN WITNESS WHEREOF, the parties hereto have executed this Common Stock
Purchase Agreement as of the date first above written.

PURCHASERS:                               SELLER:
MicroCapital Fund LP, a Delaware limited  Media Sciences International, Inc., a
partnership                               Delaware corporation

By its General Partner, MicroCapital LLC  By:  /s/ Michael W. Levin
                                             ----------------------------------
                                          Name:  Michael W. Levin
By:  /s/ Ian P. Ellis                     Title:      President
   ----------------------------------
Name: Ian P. Ellis
Title:  President

MicroCapital Fund Ltd., a Cayman Islands
corporation

By its Authorized Agent, MicroCapital LLC

By:  /s/ Ian P. Ellis
   ----------------------------------
Name: Ian P. Ellis
Title:  President

                                       12

                                    EXHIBIT A
                       TO COMMON STOCK PURCHASE AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of March
2, 2005, among MEDIA SCIENCES INTERNATIONAL, INC., a Delaware corporation (the
"Company"), and MICROCAPITAL FUND LP, a Delaware limited partnership, and
MICROCAPITAL FUND LTD., a Cayman Islands corporation (individually a
"Stockholder" or "Holder" and collectively "Stockholders" or "Holders").

     RECITAL:

     The Company and Stockholders are parties to that certain Common Stock
Purchase Agreement of even date herewith (the "Purchase Agreement"), whereby
Stockholders purchased an aggregate of 500,000 shares of the common stock of the
Company, par value $0.001 per share (the "Common Stock"). Capitalized terms used but not defined in this Agreement have the meanings assigned to such terms in the Purchase Agreement. As an inducement to Stockholders to enter into the
Purchase Agreement, the Company agrees with Stockholders as follows:

     AGREEMENT:

     NOW, THEREFORE, the parties hereby agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 Affiliates. "Affiliate" shall mean any person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any party specified in this Agreement.

     1.2 Commission. "Commission" shall mean the United States Securities
Exchange Commission or any other federal agency at the time administering the
Securities Act.

     1.3 Common Shares. "Common Shares" shall mean the shares of Common Stock issued at any time to the Stockholders pursuant to the Purchase Agreement.

     1.4 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of
1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     1.5 Person. "Person" shall mean any individual, partnership, limited liability company, corporation, trust or other entity.

     1.6 Register; Registered; Registration. "Register," "registered" and
"registration" shall refer to a registration effected by preparing and filing a registration statement

                                        1

in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

     1.7 Registrable Shares. "Registrable Shares" shall mean (i) the Common
Shares, (ii) any other shares of the Company's restricted common stock held by
Holders at the time of the initial filing of the registration statement pursuant to this Agreement, and (iii) all shares of the Company's Common Stock issued as a dividend on, or other distribution with respect to, or in exchange or in replacement of, the Common Shares, until, in the case of any such security, the earliest of (A) its effective registration under the Securities Act and resale in accordance with the registration statement covering it, (B) the earliest date all of such shares may be sold pursuant to Rule 144 under the Securities Act,
(C) its sale pursuant to Rule 144 or otherwise, except in sales referenced in the proviso to Section 5.1.

     1.8 Registration Expenses. "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 3, including all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state securities' law fees and expenses, and the expense of any special consents and advice or similar audit services of independent auditors incident to or required by any such registration.

     1.9 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the
Commission thereunder, all as the same shall be in effect from time to time.

     1.10 Selling Expenses. "Selling Expenses" shall mean any underwriting discounts and selling commissions associated with the sale of Registrable
Securities by a Holder hereunder. Selling Expenses are and shall be the responsibility of the Holder.

     2. RESTRICTIONS ON TRANSFER.

     2.1 Restrictive Legend. Each certificate representing the Common Shares or securities issued in respect of the Common Shares, shall, until such shares are sold under the Shelf Registration Statement or otherwise are no longer
Registrable Securities, be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) an effective registration statement for such securities under said Act or (ii) an opinion of company counsel that such registration is not required.

     2.2 Notice of Proposed Transfers. Unless there is an effective registration statement under the Securities Act covering a proposed transfer, a Stockholder shall notify the Company of its intention to affect a transfer of any of its
Common Shares. Such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except that the

                                        2

requirements set forth in the balance of this sentence need not be complied with where the proposed transaction complies with Rule 144 as long as the Company is furnished with evidence of compliance with such rule) by:

          (a) an unqualified written opinion of legal counsel which is reasonably satisfactory to the Company addressed to the Company's counsel, to the effect that the proposed transfer of the Common Shares may be effected without registration of the Securities Act; or

          (b) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto;

     provided, that this Section 2.2 shall not require a legal opinion or "no action letter" in connection with any transfer described in the proviso to
     Section 5.1 of this Agreement.

     2.3 Compliance. Each certificate evidencing the Common Shares transferred as above provided shall bear the appropriate restrictive legend set forth in
Section 2.1, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act or applicable state securities laws.

     3. REGISTRATION RIGHTS

     3.1 Shelf Registration.

     (a) The Company shall prepare and file with the Commission as soon as practicable but in no event later than 30 days after the Closing Date and after the effective date of a currently pending registration statement
(provided, however, that should such 30-day period fall within 30 days of the filing due date of Company's 10-KSB or 10-QSBs, then such 30-day period shall be extended by 30 days), a registration statement (the "Initial Shelf Registration
Statement," and together with any Subsequent Shelf Registration Statement (as defined below), including, in each case, the prospectus, amendments and supplements to such registration statements, including post-effective amendments, all exhibits, and all materials incorporated by reference or deemed to be incorporated by reference in such registration statements, are herein collectively referred to as the "Shelf Registration Statement") for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the
Securities Act of 1933, as amended (the "Securities Act") (the "Shelf
Registration"), registering the resale from time to time by a Stockholder of all of the Registrable Shares. The Initial Shelf Registration Statement shall be on an appropriate form under the Securities Act permitting registration of such
Registrable Securities for resale by a Stockholder from time to time as set forth in the Initial Shelf Registration Statement. Thereafter, the Company shall
(a) use its best efforts, subject to receipt of necessary information from the
Stockholders, to cause the Shelf Registration Statement to become effective as soon as practicable after its filing, (b) prepare and file with the SEC any amendments or supplements to the Shelf Registration Statement and the prospectus used in connection therewith that may be necessary to keep the Shelf
Registration Statement effective throughout the period (the "Registration
Period") until the earlier of (i) such date that all of the

                                        3

Registrable Shares have been sold by the Stockholders, (ii) such time that all of the Registrable Shares have become eligible for sale pursuant to paragraph
(k) of Rule 144 under the Securities Act ("Rule 144"), or (iii) such time that all of the Registrable Shares then held by a Holder can be sold in reliance upon an exemption from registration under the Federal securities laws pursuant to
Rule 144, (c) furnish to the Stockholders such number of copies of prospectuses in conformity with the requirements of the Securities Act and other documents as the Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares by the Stockholders and (d) bear all expenses in connection with the foregoing procedures, other than selling commissions and fees and expenses of counsel or other advisors, if any, to the
Stockholders.

     (b) If the Initial Shelf Registration Statement or any Subsequent Shelf
Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder have been resold pursuant thereto or have otherwise ceased to be Registrable Securities), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend such Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "Subsequent Shelf
Registration Statement"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf
Registration Statement to become effective as promptly as is practicable after such filing and to keep such Subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

     (c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act.

     (d) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     (e) The Company shall (a) file the Initial Shelf Registration Statement within the timeline set forth in Section 3.1(a), (b) file a request for acceleration in accordance with Rule 461 under the Securities Act within five business days after being notified by the SEC that the Initial Shelf
Registration Statement or Shelf Registration Statement, as the case may be, will not be reviewed or will not be subject to further review, (c) promptly file a pre-effective amendment and otherwise respond in writing to address, in good faith, comments made by the SEC in connection with any review of the Shelf
Registration Statement and shall use its best efforts to do so after the receipt of those comments or notice from the SEC that an amendment is required for the
Shelf Registration Statement, or (d) maintain the effectiveness of the Shelf

                                        4

Registration Statement for all Registrable Shares after it is declared effective. In the event the Company fails to perform its obligations pursuant to this provision, the Holders shall have the remedy of specific performance.

     3.2 Registration Procedures. In connection with the Shelf Registration contemplated by Section 3.1 hereof, the following provisions shall apply:

     (a) The Company shall (i) furnish to Stockholders, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and the Company shall use its best efforts to reflect in the Shelf
Registration Statement, when so filed with the Commission, such comments as the
Stockholders may reasonably and timely propose.

     (b) The Company shall give written notice to Stockholders (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

          (i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

          (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the
     Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

          (v) of the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the prospectus in order that the Shelf Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

     (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the
Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable
Securities for sale in any jurisdiction in which they have been qualified for sale.

                                        5

     (d) The Company shall furnish to Stockholders, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Stockholders so request, all exhibits thereto (including those, if any, incorporated by reference).

     (e) The Company shall, during the Effectiveness Period, deliver to
Stockholders, without charge, except for normal copying and actual delivery costs, as many copies of the prospectus (including each preliminary prospectus, if any) included in the Shelf Registration Statement and any amendment or supplement thereto as Stockholders may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by Stockholders in connection with the offering and sale of the Registrable Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

     (f) Prior to any public offering of the Registrable Securities pursuant to any Shelf Registration Statement the Company shall register or qualify or cooperate with the Stockholders and its counsel in connection with the registration or qualification of the Registrable Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as the Stockholders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement, provided, however, that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (f), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction.

     (g) The Company shall cooperate with Stockholders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Registrable
Securities pursuant to such Shelf Registration Statement. Stockholders shall provide such representations as may be reasonably requested by the Company's transfer agent in this regard.

     (h) Upon the occurrence of any event contemplated by paragraphs (ii)
through (v) of Section 3.2(b) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Shelf
Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Stockholders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Stockholders in accordance with paragraphs (ii) through (v) of Section 3.2(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Stockholders shall suspend use of such prospectus and, if so directed by the
Company, destroy or deliver to the Company all copies then in Stockholders'
possession of the prospectus covering

                                        6

such Registrable Securities that was in effect at the time of such notice (such period during which the availability of the Shelf Registration Statement and any related prospectus is suspended being a "Deferral Period"). The period of effectiveness of the Shelf Registration Statement provided for in Section 3.1(a)
above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Holders of Registrable
Securities shall have received such amended or supplemented prospectus pursuant to this Section 3.2(h). The Company will use its best efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3.2(h) to suspend the availability of the Shelf Registration Statement or any prospectus for one or more periods not to exceed 30 days in any 3 month period and not to exceed, in the aggregate, 90 days in any 12 month period.

     (i) The Company shall prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective for the applicable period specified in Section 3.1(a) and shall cause the related prospectus to be supplemented by any required prospectus supplement to be filed pursuant to Rule 424 (or any similar provisions then in force) under the
Securities Act. The Company will comply with all rules and regulations of the
Commission to the extent and so long as they are applicable to the Shelf
Registration.

     (j) The Company may require Stockholders to furnish to the Company such information regarding the Stockholders and the distribution of the Registrable
Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement.

     (k) The Company shall (i) make reasonably available for inspection by
Stockholders, any underwriter participating in any disposition pursuant to the
Shelf Registration Statement and any attorney, accountant or other agent retained by Stockholders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and
(ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by Stockholders or any such underwriter, attorney, accountant or agent in connection with the
Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of
Section 11 of the Securities Act.

     (l) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a
Shelf Registration Statement contemplated hereby.

     (m) The Company shall as promptly as practicable (if reasonably requested by Stockholders), incorporate in a prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as Stockholders or shall, on the basis of an opinion of nationally recognized counsel experienced in such matters, determine to be required to be included therein and make any required filings of such prospectus supplement or such post-effective amendment; provided that the Company shall not be required to take any actions under

                                        7

this Section 3.2(m) that are not, in the reasonable opinion of counsel for the
Company, in compliance with applicable law.

     3.3 Expenses of Registration. The Company shall pay all Registration
Expenses incurred in connection with the performance of the Company's obligations under this Agreement.

     4. INDEMNIFICATION

     4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless Stockholders and their Affiliates, against all claims, losses, damages and liabilities, joint or several (or actions in respect thereof, and including, but not limited to, any claims, losses, damages, liabilities or actions relating to purchases and sales of the Registrable Securities), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which any of them may become subject under the
Securities Act, the Exchange Act or other federal or state law, arising out of or based on the following:

     (a) any untrue statement or alleged untrue statement of a material fact contained in any such registration statement, preliminary prospectus, prospectus, offering circular or other similar document (including any related registration statement, notification or the like, and including any amendment or supplement thereto) incident to any such registration, or based on any omission or alleged omission to state therein a material fact required to be stated
therein or necessary to make the statements therein not misleading;

     (b) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance; and

     (c) any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred related to the foregoing.

     4.2 Indemnification by Stockholders. If Registrable Securities held by a
Stockholder are included in the securities as to which such registration is being effected, the Stockholder shall indemnify the Company, each of its officers and directors, each underwriter and each person who controls any underwriter, and each person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act, and each person affiliated with or retained by the Company and who may be subject to liability under any applicable securities laws, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act or other federal or state law, arising out of or based on:

     (a) any untrue statement or alleged untrue statement of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission or alleged omission to state therein a material fact required to be

                                        8

stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Stockholders and stated to be specifically for use therein; and

     (b) any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred.

     4.3 Limitation on the Indemnification Obligation.

     (a) No party required to provide indemnification under this Section 4 (the
"Indemnifying Party") shall be liable, and shall have any indemnification obligation hereunder, for any amounts paid in settlement by any party entitled to indemnification hereunder (the "Indemnified Party") of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnifying Party (which consent shall not be unreasonably withheld).

     (b) The Company shall not be liable under Section 4.1 hereof for any such claim, loss, damage, liability or expense to the extent it arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company by an instrument duly executed by Stockholders, underwriter or controlling person and stated to be specifically for use therein.

     4.4 Indemnification Procedure. Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the
Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided the Indemnifying Party acknowledges its obligations to indemnify the Indemnified Party with respect to the claim and provided further that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party
(whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4 except to the extent that the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No
Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If the
Indemnifying Party does not assume the defense of any claim or proceeding resulting therefrom, the Indemnified Party may defend against such claim or proceeding as the Indemnified Party may deem appropriate and may settle such claim or proceeding in such manner as the

                                        9

Indemnified Party may deem appropriate, all without prejudice to its right to indemnification hereunder.

     4.5 Contribution, Allocation, etc. If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an Indemnified
Party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each
Indemnifying Party shall in lieu of indemnifying such Indemnified Party contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and Stockholders, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under Section 4.4. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters or Stockholders, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and
Stockholders agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such
Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, Stockholders shall not be required to contribute any amount in excess of the lesser of (i) the proportion that the public offering price of shares sold by Stockholders under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by
Stockholders for the sale of Registrable Shares covered by such registration statement and (ii) the amount of any damages which it would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     5. MISCELLANEOUS PROVISIONS.

     5.1 No Transfer of Registration Rights. The registration rights granted under this Agreement may not be assigned or otherwise conveyed by Stockholders without the consent of the Company, which consent shall not be unreasonably withheld; provided, that registration rights may be assigned by a Stockholder in connection with a sale or other transfer to an immediate family member or to an entity controlled by or under common control with Stockholder.

     5.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to conflict

                                       10

of laws or any other rules or principles which may require the application of the laws of any other jurisdiction.

     5.3 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to Stockholders, upon any breach or default by the Company under this Agreement, shall impair any such right, power or remedy of
Stockholders nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Stockholders or any breach or default under this Agreement, or any waiver on the part of Stockholders of any provisions or conditions of this
Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this
Agreement, or by law or otherwise afforded to Stockholders, shall be cumulative and not alternative.

     5.4 Rule 144. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time, the Company is not required to file such reports, it will, upon the request of Stockholders, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rule 144 under the Securities Act. The Company covenants that it will take such further action as Stockholders may reasonably request, all to the extent required from time to time to enable Stockholders to sell Registrable
Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of Stockholders, the
Company shall deliver to Stockholders a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 5.5 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act if not otherwise registered.

     5.5 Remedies. Each of the parties hereto acknowledges and agrees that any failure by a party to perform its obligations hereunder or otherwise breach this
Agreement, irreparable injury may occur for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, a party may obtain such relief as may be required to specifically enforce the other party's obligations hereunder.

     5.6 No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to Stockholders in this Agreement or otherwise conflicts with the provisions hereof. The Company represents and warrants that the rights granted to Stockholders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of securities of the Company under any agreement in effect on the date hereof.

     5.7 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof.

                                       11

     5.8 Binding Effect. All of the terms, provisions and conditions hereof shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, personal representatives, successors and assigns.

     5.9 Headings; Construction. The headings contained herein are for the purposes of convenience only, and will not be deemed to constitute a part of this Agreement or to affect the meaning or interpretation of this Agreement in any way. Unless the context clearly states otherwise, the use of the singular or plural in this Agreement shall include the other and the use of any gender shall include all others. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references herein to Sections shall refer to this Agreement unless the context clearly otherwise requires.

     5.10 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five (5) business days (or seven (7) business days where the addressee is not in the United
States) after the day when mailed by certified or registered mail, postage prepaid, to:

THE COMPANY:                          Media Sciences International, Inc.
                                      8 Allerman Road
                                      Oakland, NJ 07436
                                      Att'n:  Michael W. Levin
                                      Fax No.: 201-677-1440

With a copy to
(which shall not constitute notice):  Law Offices of Dan Brecher
                                      99 Park Avenue, 16th Floor
                                      New York, NY 10016
                                      Att'n:  Dan Brecher, Esq.
                                      Fax No.:  212-808-4155

STOCKHOLDERS:                         MicroCapital Fund LP
                                      c/o MicroCapital LLC
                                      201 Post Street, Suite 1001
                                      San Francisco, CA 94108
                                      Att'n:  Christopher Swenson
                                      Fax No.:  415-625-0836

                                      MicroCapital Fund Ltd.
                                      c/o MicroCapital LLC
                                      201 Post Street, Suite 1001
                                      San Francisco, CA 94108
                                      Att'n:  Christopher Swenson

                                       12

                                      Fax No.:  415-625-0836

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

     5.11 Severability of Provisions. If a court in any proceeding holds any provision of this Agreement or its application to any person or circumstance invalid, illegal or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid, illegal or unenforceable, shall not be affected, and shall be valid, legal and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed in this Agreement. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties intend that the court add to this
Agreement a provision as similar in terms to such invalid or unenforceable provision as may be valid and enforceable, so as to effect the original intent of the parties to the greatest extent possible.

     5.12 No Third Party Beneficiaries. This Agreement does not create, and will not be construed as creating, any rights enforceable by any person not a party to this Agreement.

     5.13 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, EACH PARTY
HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT
ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO
THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS
WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY
SOURCE INCLUDING, BUT NOT LIMITED TO, THE CONSTITUTION OF THE UNITED STATES OR
ANY STATE THEREIN, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATIONS. EACH
PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT
TO DEMAND TRIAL BY JURY.

     5.14 Amendment. This Agreement may be amended, modified, superseded, or canceled only by a written instrument signed by all of the parties hereto and any of the terms, provisions and conditions hereof may be waived, only by a written instrument signed by the waiving party.

     5.15 Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for al purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                             Signature Page Follows

                                       13

      IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

                        MEDIA SCIENCES INTERNATIONAL, INC.

                        By:  /s/ Michael W. Levin
                           ----------------------------------------------
                        Name: Michael W. Levin
                        Title:  President

                        MICROCAPITAL FUND LP

                        By its General Partner, MicroCapital LLC

                        By:  /s/ Ian P. Ellis
                           ----------------------------------------------
                        Name:  Ian P. Ellis
                        Title:  President

                        MICROCAPITAL FUND LTD.

                        By its Authorized Agent, MicroCapital LLC

                        By:  /s/ Ian P. Ellis
                           ----------------------------------------------
                        Name: Ian P. Ellis
                        Title:  President

                                       14